UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2017

Entegra Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	001-35302	45-2460660
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)

14 One Center Court
Franklin, North Carolina	28734
(Address of Principal Executive Offices)	(Zip Code)

(828) 524-7000

(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 2, 2017, Entegra Financial Corp. (“Entegra”), the holding company for Entegra Bank, Franklin, North Carolina, issued a press release announcing the completion of the merger of Chattohoochee Bank of Georgia, Gainesville, Georgia (“Chattahoochee”) with and into Entegra Bank, pursuant to the Agreement and Plan of Merger and Reorganization among Entegra, Entegra Bank and Chattohoochee, dated June 26, 2017.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The financial statements required by this item were previously reported by Entegra in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on August 23, 2017 (as amended, the “Registration Statement”).

(b) Pro forma financial information.

The pro forma financial information required by this item were previously reported in the Registration Statement.

(d) Exhibits.

The following exhibits are being filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release issued by Entegra Financial Corp., dated October 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENTEGRA FINANCIAL CORP.

By:	/s/ David A. Bright
David A. Bright
Chief Financial Officer

Date: October 2, 2017